SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2004

                                 LINCOLN BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                   000-25219                         35-2055553
           (Commission File Number)      (IRS Employer Identification No.)

                              1121 East Main Street
                         Plainfield, Indiana 46168-0510
                    (Address of principal executive offices,
                               including Zip Code)

                                 (317) 839-6539
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated January 20, 2004.

Item 12. Results of Operations and Financial Condition.

Lincoln Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on January 20, 2004, announcing its results of operations for the quarter and the year ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           /s/ John M. Baer
                                           -------------------------------------
                                           John M. Baer, Secretary and Treasurer

Dated: January 21, 2004